================================================================================

                      SECURITIES  AND  EXCHANGE  COMMISSION

                            WASHINGTON,  D.C.  20549

                                  FORM  8-K/A

                                CURRENT  REPORT

        PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE  ACT

                               OCTOBER  13,  2000
                                DATE  OF  REPORT
                       ---------------------------------
                       (DATE  OF  EARLIEST  EVENT  REPORTED)

                           SYNDICATION  NET.COM,  INC.
             -----------------------------------------------------
            (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                              THE  HARTKE  BUILDING
                              7637  LEESBURG  PIKE
                         FALLS  CHURCH,  VIRGINIA  22043
                   ----------------------------------------
                   (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)

                                 703/748-3480
                        ------------------------------
                        (REGISTRANT'S  TELEPHONE  NUMBER)


    DELAWARE                       0-29701                       52-2218873
----------------                  ------------              -------------------
(STATE  OR  OTHER                 (COMMISSION               (I.R.S.  EMPLOYER
JURISDICTION OF                   FILE NUMBER)               IDENTIFICATION NO.)
INCORPORATION)


                      GENERATION  ACQUISITION  CORPORATION
                              1504  R  STREET,  N.W.
                            WASHINGTON,  D.C.  20009
                       --------------------------------
                       (FORMER  NAME  AND  FORMER  ADDRESS)

ITEM  7.  FINANCIAL  STATEMENTS

     THE  FINANCIAL  STATEMENTS  ATTACHED  HERETO  AMEND AN 8-K/A
FILED BY THE COMPANY ON JULY 5, 2001. THE FINANCIAL STATEMENTS FOR
THE FISCAL YEAR  ENDED  DECEMBER  31,  1998  AND  1999  AUDITED  BY
THE  INDEPENDENT PUBLIC  ACCOUNTING  FIRM  OF  JONES,  JENSEN  &
COMPANY  LLC ARE FILED HEREWITH TOGETHER  WITH  THE  UNAUDITED
FINANCIAL  STATEMENTS  FOR  THE  PERIOD  ENDING SEPTEMBER  30,  2000.
ALSO  ATTACHED  ARE  THE  PRO  FORMA  FINANCIALS  AS  OF SEPTEMBER  30,  2000.

                                  SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS CURRENT REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                        SYNDICATIONNET.COM,  INC.


                                        BY:  /S/  Cynthia White
                                             -----------------
                                             Chief Financial Officer


     DATE:  SEPTEMBER  21,  2001

                        LIFE2K.COM,  INC.  AND  SUBSIDIARY
                 (FORMERLY  ALGONQUIN  ACQUISITION  CORPORATION)

                       CONSOLIDATED  FINANCIAL  STATEMENTS

                          DECEMBER  31,  1999  AND  1998

                                C O N T E N T S

        Independent Auditors' Report...............................  3

        Consolidated Balance Sheet.................................  4

        Consolidated Statements of Operations......................  5

        Consolidated Statements of Stockholders' Equity (Deficit)..  6

        Consolidated Statements of Cash Flows......................  7

        Notes to the Consolidated Financial Statements.............  8

                         INDEPENDENT  AUDITORS'  REPORT
                         ----------------------------


BOARD  OF  DIRECTORS
LIFE2K.COM,  INC.  AND  SUBSIDIARY
(FORMERLY  ALGONQUIN  ACQUISITION  CORPORATION)
BOCA  RATON,  FLORIDA

WE HAVE AUDITED THE ACCOMPANYING CONSOLIDATED BALANCE SHEET OF LIFE2K.COM, INC. AND SUBSIDIARY (FORMERLY ALGONQUIN ACQUISITION CORPORATION) AT DECEMBER 31, 1999 AND THE RELATED CONSOLIDATED STATEMENTS OF OPERATIONS, STOCKHOLDERS' EQUITY (DEFICIT) AND CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998. THESE CONSOLIDATED FINANCIAL STATEMENTS ARE THE RESPONSIBILITY OF THE COMPANY'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE CONSOLIDATED FINANCIAL STATEMENTS BASED ON OUR AUDITS.

WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

IN OUR OPINION, THE CONSOLIDATED FINANCIAL STATEMENTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE CONSOLIDATED FINANCIAL POSITION OF LIFE2K.COM, INC. AND SUBSIDIARY (FORMERLY ALGONQUIN ACQUISITION CORPORATION) AS OF DECEMBER 31, 1999 AND THE CONSOLIDATED RESULTS OF THEIR OPERATIONS AND THEIR CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

THE ACCOMPANYING CONSOLIDATED FINANCIAL STATEMENTS HAVE BEEN PREPARED ASSUMING THE COMPANY WILL CONTINUE AS A GOING CONCERN. AS DISCUSSED IN NOTE 8 TO THE CONSOLIDATED FINANCIAL STATEMENTS, THE COMPANY HAS INCURRED SIGNIFICANT LOSSES WHICH HAVE RESULTED IN AN ACCUMULATED DEFICIT AND A DEFICIT IN STOCKHOLDERS' EQUITY, RAISING SUBSTANTIAL DOUBT ABOUT ITS ABILITY TO CONTINUE AS A GOING CONCERN. MANAGEMENT'S PLANS IN REGARD TO THESE MATTERS ARE ALSO DESCRIBED IN
NOTE 8. THE CONSOLIDATED FINANCIAL STATEMENTS DO NOT INCLUDE ANY ADJUSTMENTS THAT MIGHT RESULT FROM THE OUTCOME OF THIS UNCERTAINTY.



JONES,  JENSEN  &  COMPANY
SALT  LAKE  CITY,  UTAH
APRIL  17,  2000

                       LIFE2K.COM,  INC.  AND  SUBSIDIARY
                 (FORMERLY  ALGONQUIN  ACQUISITION  CORPORATION)
                          CONSOLIDATED  BALANCE  SHEET

                                    ASSETS
                                    ------
                                                              DECEMBER  31,
                                                                  1999
                                                              ------------
CURRENT  ASSETS

 CASH                                                         $      5,580
 ACCOUNTS  RECEIVABLE  (NOTE  1)                                   487,840
                                                              ------------

  TOTAL  CURRENT  ASSETS                                           493,420
                                                              ------------

PROPERTY  AND  EQUIPMENT  -  NET  (NOTE  2)                          2,730
                                                              ------------

  TOTAL  ASSETS                                               $    496,150
                                                              ============

                 LIABILITIES  AND  STOCKHOLDERS'  EQUITY  (DEFICIT)
                 ----------------------------------------------

CURRENT  LIABILITIES

 ACCOUNTS  PAYABLE                                            $    785,389
 ACCRUED  EXPENSES  (NOTE  3)                                       22,135
 NOTES  PAYABLE  -  RELATED  PARTY  (NOTE  7)                      155,000
                                                              ------------

  TOTAL  CURRENT  LIABILITIES                                      962,524
                                                              ------------

COMMITMENTS  AND  CONTINGENCIES  (NOTE  4)

STOCKHOLDERS'  EQUITY  (DEFICIT)

 PREFERRED  STOCK:  20,000,000  SHARES  AUTHORIZED  OF
  $0.0001  PAR  VALUE,  60,000  SHARES  ISSUED  AND  OUTSTANDING        6
 COMMON  STOCK:  100,000,000  SHARES  AUTHORIZED  OF  $0.0001
  PAR  VALUE,  16,525,000  SHARES  ISSUED  AND  OUTSTANDING         1,652
 ADDITIONAL  PAID-IN  CAPITAL                                     264,032
 DEFICIT  ACCUMULATED  DURING  THE  DEVELOPMENT  STAGE           (732,064)
                                                              ------------

  TOTAL  STOCKHOLDERS'  EQUITY  (DEFICIT)                        (466,374)
                                                              ------------

  TOTAL  LIABILITIES  AND  STOCKHOLDERS'  EQUITY  (DEFICIT)  $    496,150
                                                              ============

THESE  ACCOMPANYING  NOTES  ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
STATEMENTS.

                        LIFE2K.COM,  INC.  AND  SUBSIDIARY
                 (FORMERLY  ALGONQUIN  ACQUISITION  CORPORATION)
                     CONSOLIDATED  STATEMENTS  OF  OPERATIONS



                                             FOR  THE  YEARS  ENDED
                                                 DECEMBER  31,
                                           ------------------------
                                              1999         1998
                                           -----------  -----------
SALES                                      $5,597,576   $4,494,708

COST  OF  GOODS  SOLD                       5,526,429    4,403,509
                                           ----------   ----------
GROSS  MARGIN                                 71,147       91,199
                                           ----------   ----------

OPERATING  EXPENSES

 DEPRECIATION                                    910          910
 GENERAL  AND  ADMINISTRATIVE                256,555      174,191
                                           ----------   ----------
  TOTAL  OPERATING  EXPENSES                 257,465      175,101
                                           ----------   ----------
OPERATING  LOSS                             (186,318)     (83,902)
                                           ----------   ----------
OTHER  INCOME  (EXPENSES)

 INTEREST  EXPENSE                           (26,179)          (1)
 INTEREST  INCOME                                277            6
 LOSS  ON  DISPOSAL  OF  ASSETS                    -       (1,393)
                                           ----------   ----------

  TOTAL  OTHER  INCOME  (EXPENSES)           (25,902)      (1,388)
                                           ----------   ----------

NET  LOSS  BEFORE  INCOME  TAXES            (212,220)     (85,290)

INCOME  TAXES  (NOTE  1)                           -            -
                                           ----------   ----------

NET  LOSS  BEFORE  EXTRAORDINARY  ITEM      (212,220)     (85,290)

EXTRAORDINARY  ITEM  (NOTE  9)                     -      332,782
                                           ----------   ----------

NET  INCOME  (LOSS)                      $  (212,220)  $  247,492
                                           ==========   ==========

BASIC  INCOME  (LOSS)  PER  SHARE  OF  COMMON
 STOCK  (NOTE  1)

  LOSS  FROM  CONTINUING  OPERATIONS     $    (0.01)  $    (0.01)
  INCOME  FROM  EXTRAORDINARY  ITEM               -         0.02
                                           ----------   ----------

BASIC  INCOME  (LOSS)  PER  SHARE        $    (0.01)  $     0.02
                                           ==========   ==========

 THE  ACCOMPANYING  NOTES  ARE  AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                        LIFE2K.COM, INC. AND SUBSIDIARY
                  (Formerly Algonquin Acquisition Corporation)
            Consolidated Statements of Stockholders' Equity (Deficit)

                                 Preferred Stock    Common Stock        Additional
                                 ---------------  -------------------   Paid-in   Accumulated
                                 Shares  Amount     Shares    Amount    Capital    Deficit
                                 ------  -------  ----------  -------  ---------  ----------
Balance, December 31, 1997            -  $     -  16,200,000  $ 1,620  $180,880   $(767,336)

Capital contributions, 1998           -        -           -        -    10,690           -

Net income for the year ended
 December 31, 1998                    -        -           -        -         -     247,492
                                 ------  -------  ----------  -------  ---------  ----------

Balance, December 31, 1998            -        -  16,200,000    1,620   191,570    (519,844)

Recapitalization                 60,000        6     312,500       31    59,963          -

Common stock issued for cash at
 $1.00 per share                      -        -      12,500        1    12,499           -

Net loss for the year ended
 December 31, 1999                    -        -           -        -         -    (212,220)
                                 ------  -------  ----------  -------  ---------  ----------

Balance, December 31, 1999       60,000  $     6  16,525,000  $ 1,652  $264,032   $(732,064)
                                 ======  =======  ==========  =======  =========  ==========

 THE  ACCOMPANYING  NOTES  ARE  AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                        LIFE2K.COM, INC. AND SUBSIDIARY
                  (Formerly Algonquin Acquisition Corporation)
                      Consolidated Statements of Cash Flows


                                                   For  the  Years  Ended
                                                       December  31,
                                                   -----------------------

                                                       1999        1998
                                                    ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES

  Net income (loss)                                 $(212,220)  $ 247,492
  Adjustments to reconcile net loss to net cash
   used in operating activities:
    Depreciation                                          910         910
    Preferred stock issued for services                60,000           -
    Loss on disposal of fixed assets                        -       1,393
    Gain on settlement of debt                              -    (332,783)
  Changes in operating assets and liabilities:
    (Increase) decrease in accounts receivable        (50,633)         16
    Decrease in prepaids and other current assets           -      32,747
    Increase in accounts payable                       17,786      25,173
    Increase in accrued expenses                       22,135           -
                                                    ----------  ----------

      Net Cash Used in Operating Activities          (162,022)    (25,052)
                                                    ----------  ----------

CASH FLOWS FROM INVESTING ACTIVITIES

  Disposal of fixed assets                                  -       2,639
                                                    ----------  ----------

      Net Cash Used in Investing Activities                 -       2,639
                                                    ----------  ----------

CASH FLOWS FROM FINANCING ACTIVITIES

  Proceeds from notes payable - related party         155,000           -
  Proceeds from issuance of common stock               12,500           -
  Proceeds from additional capital contribution             -       6,140
                                                    ----------  ----------

      Net Cash Provided by Financing Activities       167,500       6,140
                                                    ----------  ----------

NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                                       5,478     (16,273)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR              102      16,375
                                                    ----------  ----------

CASH AND CASH EQUIVALENTS, END OF YEAR              $   5,580   $     102
                                                    ==========  ==========

SUPPLEMENTAL CASH FLOW INFORMATION

Cash Payments For:

  Income taxes                                      $       -   $       -
  Interest                                          $   4,044   $       -

Non-Cash Financing Activities

  Stock issued for services                         $  60,000   $       -
  Equipment contributed by shareholder              $       -   $   4,550

 THE  ACCOMPANYING  NOTES  ARE  AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                        LIFE2K.COM, INC. AND SUBSIDIARY
                  (Formerly Algonquin Acquisition Corporation)
                 Notes to the Consolidated Financial Statements
                           December 31, 1999 and 1998



NOTE  1  -     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     a.  Organization

The consolidated financial statements presented are those of Life2K.com, Inc. (Life2K) and its wholly-owned subsidiary, Kemper Pressure Treated Forest Products, Inc. (Kemper). Collectively, they are referred to herein as the "Company". Life2K was incorporated under the name of Algonquin Acquisition Corporation on March 22, 1999 under the laws of the State of Delaware to engage in any lawful act or activity. Effective August 16, 1999, Life2K issued 16,200,000 shares of its common stock and 60,000 shares of its preferred stock in exchange for the issued and outstanding stock of Kemper. Costs associated with the recapitalization totaling $60,000 have been expensed during the year ended December 31, 1999 as a result of the 60,000 preferred shares issued.

Kemper was incorporated on December 28, 1987 under the state laws of Mississippi. Kemper was organized to procure, buy, sell and harvest forest products for treating poles, conventional lumber and wood products, as well as preserve and treat wood and forest products for sale in wholesale and retail markets.

On October 9, 1997, Kemper entered into an asset purchase agreement and lease assignment under which it conditionally sold all of its assets as well as reassigned its lease related to its manufacturing enterprise. From that time, Kemper has acted as a retail broker, having eliminated virtually all of its manufacturing capacity.

At the time of the acquisition of Kemper, Life2K was essentially inactive, with no operations and minimal assets. Additionally, the exchange of Life2K's common stock for the common stock of Kemper resulted in the former stockholders of Kemper obtaining control of Life2K. Accordingly, Kemper became the continuing entity for accounting purposes, and the transaction was accounted for as a recapitalization of Kemper with no adjustment to the basis of Kemper's assets acquired or liabilities assumed. For legal purposes, Life2K was the surviving entity.

     b.  Accounting  Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

     c.  Cash  and  Cash  Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

     d.  Accounts  Receivable

Accounts receivable are shown net of the allowance for doubtful accounts of $-0-at December 31, 1999.

                         LIFE2K.COM, INC. AND SUBSIDIARY
                  (Formerly Algonquin Acquisition Corporation)
                 Notes to the Consolidated Financial Statements
                           December 31, 1999 and 1998


NOTE  1  -     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (Continued)

     e.  Basic  Income  (Loss)  Per  Share

The computations of basic loss per share of common stock are based on the weighted average number of common shares outstanding during the period of the consolidated financial statements as follows:

                                                          For  the  Years  Ended
                                                              December  31,
                                                              -------------
                                                             1999               1998
                                                             ----               ----
     Basic  loss  per  share  from  continuing  operations:

       Loss  (numerator)                                     $  (212,220)     $   (85,290)
       Shares  (denominator)                                  16,320,411       16,200,000
       Per  share  amount                                    $     (0.01)     $     (0.01)

     Basic  income  per  share  from  extraordinary  item:

       Income  (numerator)                                   $        -       $   332,782
       Shares  (denominator)                                  16,320,411       16,200,000
       Per  share  amount                                    $        -       $      0.02

     Basic  income  (loss)  per  share:

       Income  (loss)  (numerator)                           $  (212,220)      $  247,492
       Shares  (denominator)                                  16,320,411       16,200,000
       Per  share  amount                                    $     (0.01)      $     0.02

Common stock equivalents, consisting of warrants and options, have not been included in the calculation for the year ended December 31, 1999 as their effect is antidilutive.

There were no common stock equivalents outstanding for the year ended December 31, 1998. Accordingly, only the basic income (loss) per share has been calculated for 1998.

                         LIFE2K.COM, INC. AND SUBSIDIARY
                  (Formerly Algonquin Acquisition Corporation)
                 Notes to the Consolidated Financial Statements
                           December 31, 1999 and 1998


NOTE  1  -     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
              (Continued)

     f.  Change  in  Accounting  Principle

The Financial Accounting Standards Board has issued Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share" and Statement of Financial Accounting Standards No. 129 "Disclosures of Information About an Entity's Capital Structure." SFAS No. 128 provides a different method of calculating earnings per share than was previously used in accordance with APB Opinion No. 15 "Earnings Per Share." SFAS No. 128 provides for the calculation of "Basic" and "Dilutive"earnings per share. Basic earnings per share includes no dilution and is computed by dividing income (loss) available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity, similar to fully diluted earnings per share. SFAS No. 129 establishes standards for disclosing information about an entity's capital structure. SFAS No. 128 and SFAS No. 129 are effective for financial statements issued for periods ending after December 15, 1997. The adoption of these two standards did not have a material impact on the Company's consolidated financial statements.

The Financial Accounting Standards Board has also issued SFAS No. 130, "Reporting Comprehensive Income" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 130 establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that displays with the same prominence as other financial statements. SFAS No. 131 supersedes SFAS No. 14 "Financial Reporting or Segments of a Business Enterprise." SFAS No. 131 establishes standards on the way that public companies report financial information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosure regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The adoption of these statements did not have a material impact on the Company's financial statements.

                         LIFE2K.COM, INC. AND SUBSIDIARY
                  (Formerly Algonquin Acquisition Corporation)
                 Notes to the Consolidated Financial Statements
                           December 31, 1999 and 1998


NOTE  1  -     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
              (Continued)

In February 1998, the Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standard ("SFAS") No. 132. "Employers'Disclosures about Pensions and other Postretirement Benefits" which standardizes the disclosure requirements for pensions and other Postretirement benefits and requires additional information on changes in the benefit obligations and fair values of plan assets that will facilitate financial analysis. SFAS No. 132 is effective for years beginning after December 15, 1997 and requires comparative information for earlier years to be restated, unless such information is not readily available. The adoption of this statement had no material impact on the Company's financial statements.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires companies to record derivatives as assets or liabilities, measured at fair market value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The key criterion for hedge accounting is that the hedging relationship must be highly effective in achieving offsetting changes in fair value or cash flows. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. The adoption of this statement had no material impact on the Company's financial statements.

     g.  Property  and  Equipment

Property and equipment is recorded at cost. Major additions and improvements are capitalized. The cost and related accumulated depreciation of equipment retired or sold are removed form the accounts and any differences between the undepreciated amount and the proceeds from the sale are recorded as gain or loss on sale of equipment. Depreciation is computed using the straight-line method over a period of five years.

     h.  Provision  for  Taxes

At December 31, 1999, the Company had net operating loss carryforwards of approximately $720,000 that may be offset against future taxable income through 2019. No tax benefit has been reported in the consolidated financial statements because the Company believes there is a 50% or greater chance the net operating loss carryforwards will not be used. Accordingly, the potential tax benefits of the net operating loss carryforwards are offset by a valuation allowance of the same amount.

     i.  Principles  of  Consolidation

The consolidated financial statements include those of Life2K and its wholly-owned subsidiary, Kemper.

     All  material  intercompany accounts and transactions have been eliminated.

                         LIFE2K.COM, INC. AND SUBSIDIARY
                  (Formerly Algonquin Acquisition Corporation)
                 Notes to the Consolidated Financial Statements
                           December 31, 1999 and 1998


NOTE  1  -     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
              (Continued)

     j.  Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

     k.  Advertising

The Company follows the policy of charging the costs of advertising to expense as incurred.

     l.  Revenue  Recognition  Policy

Revenue  is  recognized  upon  shipment  of  goods  to  the  customer.

     m.  Concentrations  of  Risk

Concentration  of  Cash  in  Excess  of  Federally  Insured  Limits
-------------------------------------------------------------------

The Company maintains its cash in bank deposit accounts at high credit quality financial institutions. The balances, at times, may exceed federally insured limits.

     Concentration  in  the  Volume  of  Business  Transacted  with a Particular
     ---------------------------------------------------------------------------
Supplier
--------

The Company currently engages the services of only one supplier, which provides 100% of its wood treating and procurement services. Although there are a limited number of manufacturers which provide wood treating and procurement services, management believes that other suppliers could provide these services on comparable terms. A change in suppliers, however, could cause a delay in manufacturing and a possible loss of sales, which would affect operating results adversely.

     Concentration  in  the  Volume  of  Business  Transacted  with a Particular
     ---------------------------------------------------------------------------
Customer
--------

The Company currently has one major customer which accounts for 100% of its revenues. Although the Company is continually negotiating contracts with potential customers, a loss of this customer could greatly affect the operating results of the Company.

NOTE  2  -     PROPERTY  AND  EQUIPMENT

     Property  and  equipment  consists  of  the following at December 31, 1999:

     Office  equipment                            $     4,550
     Accumulated  depreciation                         (1,820)
                                                  -------------

     Net  property  and  equipment                $     2,730
                                                  =============

                         LIFE2K.COM, INC. AND SUBSIDIARY
                  (Formerly Algonquin Acquisition Corporation)
                 Notes to the Consolidated Financial Statements
                           December 31, 1999 and 1998


NOTE  2  -     PROPERTY  AND  EQUIPMENT  (Continued)

Depreciation expense for the years ended December 31, 1999 and 1998 was $910 and $910, respectively.

NOTE  3  -     ACCRUED  EXPENSES

At December 31, 1999, accrued expenses consist of $22,135 of interest payable associated with the related party - notes payable (Note 6).

NOTE  4  -     COMMITMENTS  AND  CONTINGENCIES

On May 18, 1999, the Company entered into an agreement to acquire a reporting United States corporation with audited financial statements showing no material assets or liabilities. The Company agreed to pay $100,000 for its services in regard to the transaction. Payment of this amount is to be made as follows:

$10,000 on execution of the agreement, $30,000 on delivery of offering materials under rules 504 and/or 506, $35,000 on the business combination and $25,000 on the filing of a Form 8-K with the Securities and Exchange Commission. If the Company does not elect to make any offerings under rules 504 or 506, then the payment due on the business combination will be $60,000.

NOTE  5  -     PREFERRED  STOCK

The shareholders of the Company have authorized 20,000,000 shares of preferred stock with a par value of $0.0001. The terms of the preferred stock are to be determined when issued by the board of directors of the Company.

Series  A
---------

At December 31, 1999, there are 60,000 shares of Series A preferred stock issued and outstanding. Each share of the preferred stock is non-voting and convertible on a one-for-one basis into shares of the Company's voting common stock. These shares may be converted at any time at the will of the holder and do not include any entitlement to dividends.

NOTE  6  -     STOCK  TRANSACTIONS

On October 1, 1999, the Company issued 12,500 shares of its common stock for $12,500 cash consideration.

                         LIFE2K.COM, INC. AND SUBSIDIARY
                  (Formerly Algonquin Acquisition Corporation)
                 Notes to the Consolidated Financial Statements
                           December 31, 1999 and 1998


NOTE  7  -     NOTES  PAYABLE  -  RELATED  PARTY

     Notes payable to related parties consisted of the following at December 31, 1999:

 Note  payable  to  a  director,  due  on  demand,  plus  interest
 at  12%  per  annum,  unsecured.                                     $ 105,000

 Note  payable  to  a  director,  due  on  December  23,  1999, with  interest  in  a  flat  sum  amount  of  $6,250,  unsecured.
 Both  principal  and  interest  were  subsequently  paid  in  full
 on February  15,  2000.                                                25,000

 Note  payable  to  a  director,  due  on  January  7,  2000,  with interest  in  a  flat  sum  amount  of  $6,250,  unsecured.
 Note  is in  default.                                                 25,000
                                                                     ----------

 Total  notes  payable  to  related  parties                          155,000

 Less:  Current  Portion                                             (155,000)
                                                                     ----------

     Long-Term  Notes  Payable  to  Related  Parties                  $    -
                                                                     ==========

     The aggregate principal maturities of notes payable to related parties are as follows:

               Year  Ended
               December  31,                 Amount
               -------------                 ------

                 2000                  $     155,000
                 2001                           -
                 2002                           -
                 2003                           -
                 2004  and  thereafter          -
                                                -

                 Total                 $     155,000
                                      ================

NOTE  8  -     GOING  CONCERN

The Company's consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has historically incurred significant losses which have resulted in an accumulated deficit of $719,564 at December 31, 1999 which raises substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might result from the outcome of this uncertainty.

                         LIFE2K.COM, INC. AND SUBSIDIARY
                  (Formerly Algonquin Acquisition Corporation)
                 Notes to the Consolidated Financial Statements
                           December 31, 1999 and 1998


NOTE  8  -     GOING  CONCERN  (Continued)

It is management's intent to acquire Internet and E-commerce companies as well as develop a software for online bidding services. Management believes this bidding service process will allow Kemper to bid and package contracts online for the treatment, sale and shipment of processed wood. In addition, management believes that being a publicly traded company will enhance their negotiating leverage as well as provide a source of additional funding if needed.

NOTE  9  -     EXTRAORDINARY  ITEMS

Extraordinary items for the year ended December 31, 1999 and 1998 totaling $-0-and $332,782, respectively, relate to forgiveness of debt in the settlement of various accounts payable.

                            SYNDICATIONNET.COM, INC.
                           (FORMERLY LIFE2K.COM, INC.)

                        CONSOLIDATED FINANCIAL STATEMENTS

                    SEPTEMBER 30, 2000 AND DECEMBER 31, 1999

                            SYNDICATIONNET.COM,  INC.
                          (Formerly  Life2k.com,  Inc.)
                          Consolidated  Balance  Sheets

                           ASSETS
                           ------
                                                      September 30, December 31,
                                                          2000          1999
                                                      ------------- ------------
                                                       (Unaudited)
CURRENT  ASSETS
 Cash                                                 $    32,770   $   5,580
 Accounts  receivable  (Note  1)                          550,921     487,840
                                                      -----------   ---------

  Total  Current  Assets                                 583,691     493,420
                                                      -----------   ---------

PROPERTY  AND  EQUIPMENT  - NET (Note 2)                   2,047       2,730
                                                      -----------   ---------

  TOTAL  ASSETS                                      $   585,738   $  496,150
                                                      ===========   =========

                 LIABILITIES  AND  STOCKHOLDERS'  EQUITY  (DEFICIT)
                 ----------------------------------------------

CURRENT  LIABILITIES

 Accounts  payable                                   $   812,440   $ 785,389
 Notes  payable  -  related party (Note 7)               105,000     155,000
 Accrued  expenses  (Note  3)                             19,459      22,135
                                                      -----------   ---------

  Total  Current  Liabilities                            936,899     962,524
                                                      -----------   ---------

COMMITMENTS  AND  CONTINGENCIES  (Note  4)

STOCKHOLDERS'  EQUITY  (DEFICIT)

 Preferred  stock:  20,000,000  shares  authorized  of
  $0.0001  par  value,  zero  and  60,000  shares  issued
  and  outstanding,  respectively                              -           6
 Common  stock:  100,000,000  shares  authorized  of
  $0.0001  par  value,  17,153,250  and  16,525,000  shares
  issued  and  outstanding,  respectively                  1,715       1,652
 Additional  paid-in  capital                            709,726     264,032
 Accumulated  deficit                                 (1,062,602)   (732,064)
                                                      -----------   ---------

  Total  Stockholders'  Equity (Deficit)                (351,161)   (466,374)
                                                      -----------   ---------

  TOTAL  LIABILITIES  AND  STOCKHOLDERS'
   EQUITY  (DEFICIT)                                $   585,738   $  496,150
                                                      ===========   =========

                              SYNDICATIONNET.COM, INC.
                             (Formerly Life2k.com, Inc.)
                        Consolidated Statements of Operations
                                     (Unaudited)


                             For  the  Three  Months  Ended    For  the  Nine  Months  Ended
                                      September  30,             September  30,
                                      --------------             -------------

                                     2000         1999         2000         1999
                                  -----------  -----------  -----------  -----------
NET SALES                         $2,103,735   $1,092,239   $5,484,273   $4,427,780

COST OF SALES                      2,090,338    1,074,280    5,448,258    4,367,694
                                  -----------  -----------  -----------  -----------

GROSS MARGIN                          13,397       17,959       36,015       60,086
                                  -----------  -----------  -----------  -----------

OPERATING EXPENSES

  Depreciation                           228          228          683          683
  General and administrative          83,898      102,750      356,046      219,725
                                  -----------  -----------  -----------  -----------

    Total Operating Expenses          84,126      102,978      356,729      220,408
                                  -----------  -----------  -----------  -----------

LOSS FROM OPERATIONS                 (70,729)     (85,019)    (320,714)    (160,322)
                                  -----------  -----------  -----------  -----------

OTHER INCOME (EXPENSE)

  Interest expense                    (3,153)      (6,125)      (9,824)     (10,125)
                                  -----------  -----------  -----------  -----------

    Total Other Income (Expense)      (3,153)      (6,125)      (9,824)     (10,125)
                                  -----------  -----------  -----------  -----------

NET LOSS BEFORE INCOME TAXES         (73,882)     (91,144)    (330,538)    (170,447)
                                  -----------  -----------  -----------  -----------

INCOME TAXES (Note 1)                      -            -            -            -
                                  -----------  -----------  -----------  -----------

NET (LOSS)                        $  (73,882)  $  (91,144)  $ (330,538)  $ (170,447)
                                  ===========  ===========  ===========  ===========

BASIC (LOSS) PER SHARE (Note 1)   $    (0.00)  $    (0.01)  $    (0.02)  $    (0.01)
                                  ===========  ===========  ===========  ===========


                            SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
            Consolidated Statements of Stockholders' Equity (Deficit)




                                          Preferred  Stock      Common  Stock      Additional
                                         ------------------  -------------------   Paid In    Accumulated
                                          Shares    Amount     Shares    Amount    Capital     Deficit
                                         --------  --------  ----------  -------  ---------  ------------
Balance, December 31, 1998                     -   $     -   16,200,000  $ 1,620  $191,570   $  (519,844)

Recapitalization                          60,000         6      312,500       31    59,943            -

Common stock issued for cash at
 $1.00 per share                               -         -       12,500        1    12,499             -

Net loss for the year ended
 December 31, 1999                             -         -            -        -         -      (212,220)
                                         --------  --------  ----------  -------  ---------  ------------

Balance, December 31, 1999                60,000         6   16,525,000    1,652   264,032      (732,064)

Conversion of preferred shares to
 common shares (unaudited)               (60,000)       (6)      60,000        6         -             -

Common stock issued for cash at
 approximately $0.76 per share
 (unaudited)                                   -         -      332,500       34   252,467             -

Common stock issued for cash and
 services at $0.50 per share
 (unaudited)                                   -         -       84,000        8    41,992             -

Common stock issued for services
 of $1.00 per share (unaudited)                -         -      120,000       12   119,988             -

Common stock issued for conversion
 of debt at $0.98 per share (unaudited)        -         -       31,750        3    31,247             -

Net loss for the nine months ended
 September 30, 2000 (unaudited)                -         -            -        -         -      (330,538)
                                         --------  --------  ----------  -------  ---------  ------------

Balance, September 30, 2000
 (unaudited)                                   -   $     -   17,153,250  $ 1,715  $709,726   $(1,062,602)
                                         ========  ========  ==========  =======  =========  ============

                              SYNDICATIONNET.COM, INC.
                            (Formerly Life2k.com, Inc.)
                       Consolidated Statements of Cash Flows
                                    (Unaudited)


                                 For the Three Months Ended    For the Nine  Months  Ended
                                       September  30,             September  30,
                                       --------------            --------------

                                        2000        1999        2000        1999
                                      ---------  ----------  ----------  ----------
CASH FLOWS FROM OPERATING
 ACTIVITIES

  Net loss                            $(73,882)  $ (91,144)  $(330,538)  $(170,447)
  Adjustments to reconcile net loss
   to net cash (used by) operating
   activities:
    Depreciation                           228         228         683         683
    Stock issued for services and
     interest                                -      60,000     147,000      60,000
  Changes in operating assets and
   liabilities:
    (Increase) decrease in accounts
     receivable                         47,907     293,073     (63,081)     81,364
    Increase (decrease) in accrued
     expenses                            3,153       6,125       3,574      10,125
    Increase (decrease) in accounts
     payable                            (6,457)   (282,511)     27,051     (84,785)
                                      ---------  ----------  ----------  ----------

      Net Cash (Used) by Operating
       Activities                      (29,051)    (14,229)   (215,311)   (103,060)
                                      ---------  ----------  ----------  ----------

CASH FLOWS FROM INVESTING
 ACTIVITIES                                  -           -           -           -
                                      ---------  ----------  ----------  ----------

CASH FLOWS FROM FINANCING
 ACTIVITIES

  Proceeds from issuance of stock       52,500           -     267,501           -
  Proceeds from notes payable                -      50,000           -     150,000
  Payment on notes payable                   -           -     (25,000)          -
                                      ---------  ----------  ----------  ----------

      Net Cash Provided by Financing
       Activities                       52,500      50,000     242,501     150,000
                                      ---------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                   23,449      35,771      27,190      46,940

CASH AT BEGINNING OF PERIOD              9,321      11,271       5,580         102
                                      ---------  ----------  ----------  ----------

CASH AT END OF PERIOD                 $ 32,770   $  47,042   $  32,770   $  47,042
                                      =========  ==========  ==========  ==========



                            SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
                Consolidated Statements of Cash Flows (Continued)
                                  (Unaudited)



                             For the Three Months Ended   For the  Nine  Months  Ended
                                      September  30,   September  30,
                                      --------------   --------------
                                     2000    1999      2000     1999
                                     -----  -------  --------  -------
SUPPLEMENTAL CASH FLOW
 INFORMATION:

Cash paid for:

  Interest                           $   -  $     -  $  6,250  $     -
  Income taxes                       $   -  $     -  $      -  $     -

NON-CASH FINANCING ACTIVITIES:

  Common and preferred stock issued
   for services                      $   -  $60,000  $147,000  $60,000
  Common stock issued for debt
   conversion                        $   -  $     -  $ 31,250  $     -

                            SYNDICATIONNET.COM, INC.
                           (Formerly Life2k.com, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2000 and December 31, 1999


NOTE  1  -     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     a.  Organization

The consolidated financial statements presented are those of Syndicationnet.com, Inc. (formerly Life2k.com, Inc.) and its wholly-owned subsidiary, Kemper Pressure Treated Forest Products, Inc. (Kemper). Collectively, they are referred to herein as the "Company". Life2K was incorporated under the name of Algonquin Acquisition Corporation on March 22, 1999 under the laws of the State of Delaware to engage in any lawful act or activity. Effective August 16, 1999, Life2K issued 16,200,000 shares of its common stock and 60,000 shares of its preferred stock in exchange for the issued and outstanding stock of Kemper. Pursuant to a merger agreement subsequent to September 30, 2000, the Company's name was changed to SyndicationNet.Com, Inc. (see Note 9). Costs associated with the recapitalization totaling $60,000 were expensed during the year ended December 31, 1999 as a result of the 60,000 preferred shares issued.


Kemper was incorporated on December 28, 1987 under the state laws of Mississippi. Kemper was organized to procure, buy, sell and harvest forest products for treating poles, conventional lumber and wood products, as well as preserve and treat wood and forest products for sale in wholesale and retail markets.

On October 9, 1997, Kemper entered into an asset purchase agreement and lease assignment under which it conditionally sold all of its assets as well as reassigned its lease related to its manufacturing enterprise. From that time, Kemper has acted as a retail broker, having eliminated virtually all of its manufacturing capacity.

At the time of the acquisition of Kemper, Life2K was essentially inactive, with no operations and minimal assets. Additionally, the exchange of Life2K's common stock for the common stock of Kemper resulted in the former stockholders of Kemper obtaining control of Life2K. Accordingly, Kemper became the continuing entity for accounting purposes, and the transaction was accounted for as a recapitalization of Kemper with no adjustment to the basis of Kemper's assets acquired or liabilities assumed. For legal purposes, Life2K was the surviving entity.

     b.  Accounting  Method

The Company's consolidated financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

     c.  Cash  and  Cash  Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

     d.  Accounts  Receivable

Accounts receivable are shown net of the allowance for doubtful accounts of $-0- and $-0- at September 30, 2000 and December 31,1999, respectively.

                            SYNDICATIONNET.COM, INC.
                           (Formerly Life2k.com, Inc.)
                 Notes to the Consolidated Financial statements
                    September 30, 2000 and December 31, 1999


NOTE  1  -     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (Continued)

     e.  Basic  Loss  Per  Share

The computations of basic loss per share of common stock are based on the weighted average number of common shares outstanding during the period of the consolidated financial statements as follows:

                              For  the                          For  the
                              Three  Months  Ended              Nine  Months  Ended
                              September  30,                    September  30,
                              --------------                    --------------

                              2000          1999          2000          1999
                              ------------  ------------  ------------  ------------
  Income (loss) (numerator)    $   (73,882)  $   (91,144)  $  (330,538)  $  (170,447)

  Weighted average shares
    outstanding (denominator)   16,990,815    16,525,000    16,990,815    16,525,000
                               ------------  ------------  ------------  ------------

  Basic loss per share         $     (0.00)  $     (0.01)  $     (0.02)  $     (0.01)
                               ============  ============  ============  ============

Common stock equivalents, consisting of warrants and options, have not been included in the calculations as their effect is antidilutive.


     f.  Change  in  Accounting  Principle

The Financial Accounting Standards Board has issued Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share" and Statement of Financial Accounting Standards No. 129 "Disclosures of Information About an Entity's Capital Structure." SFAS No. 128 provides a different method of calculating earnings per share than was previously used in accordance with APB Opinion No. 15 "Earnings Per Share." SFAS No. 128 provides for the calculation of "Basic" and "Dilutive"earnings per share. Basic earnings per share includes no dilution and is computed by dividing income (loss) available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings of an entity, similar to fully diluted earnings per share. SFAS No. 129 established standards for disclosing information about an entity's capital structure. SFAS No. 128 and SFAS No. 129 are effective for financial statements issued for periods ending after December 15, 1997. The adoption of these two standards did not have a material impact on the Company's consolidated financial statements.

                            SYNDICATIONNET.COM, INC.
                           (Formerly Life2k.com, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2000 and December 31, 1999


NOTE  1  -     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (Continued)

     f.  Change  in  Accounting  Principle  (Continued)

The Financial Accounting Standards Board has also issued SFAS No. 130, "Reporting Comprehensive Income" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 130 establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that displays with the same prominence as other financial statements. SFAS No. 131 supersedes SFAS No. 14 "Financial Reporting or Segments of a Business Enterprise." SFAS No. 131 establishes standards on the way that public companies report financial information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosure regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The adoption of these statements did not have a material impact on the Company's financial statements.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires companies to record derivatives as assets or liabilities, measured at fair market value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The key criterion for he3dge accounting is that the hedging relationship must be highly effective in achieving offsetting changes in fair value or cash flows. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. The adoption of this statement had no material impact on the Company's financial statements.

     g.  Property  and  Equipment

Property and equipment is recorded at cost. Major additions and improvements are capitalized. The cost and related accumulated depreciation of equipment retired or sold are removed from the accounts and any differences between the undepreciated amount and the proceeds from the sale are recorded as gain or loss on sale of equipment. Depreciation is computed using the straight-line method over a period of five years.

                            SYNDICATIONNET.COM, INC.
                           (Formerly Life2k.com, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2000 and December 31, 1999


NOTE  1  -     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (Continued)

     h.  Provision  for  Taxes

The income tax benefit differs from the amount computed at federal statutory rates as follows:
                                                 For  the  Nine  Months  Ended
                                                         September  30,
                                                         --------------
                                                    2000               1999
                                                    ----               ----

     Income  tax  benefit  at  statutory  rate   $ 112,000          $  58,000
     Change  in  valuation  allowance             (112,000)           (58,000)
                                                  --------            -------
                                                 $     -            $     -
                                                 =========          ==========

     Deferred tax assets (liabilities) at September 30, 2000 are comprised of the following:

     Net  operating  loss  carryforward                    $     1,060,000
     Depreciation                                                        -
                                                           ----------------

     Valuation  allowance                                       (1,060,000)
                                                           ----------------
                                                           $            -
                                                           ================

At September 30, 2000, the Company has a net operating loss carryforward available to offset future taxable income of approximately $1,060,000, which will expire in 2020. If substantial changes in the Company's ownership should occur, there would also be an annual limitation of the amount of NOL carryforwards which could be utilized. No tax benefit had been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. The tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

     i.  Principles  of  Consolidation

The consolidated financial statements include those of Syndicationnet.com, Inc. (formerly Life2k.com, Inc.) and its wholly-owned subsidiary, Kemper.

     Any  material  intercompany accounts and transactions have been eliminated.

j.  Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

                            SYNDICATIONNET.COM, INC.
                           (Formerly Life2k.com, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2000 and December 31, 1999


NOTE  1  -     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (Continued)


     k.  Advertising

The Company follows the policy of charging the costs of advertising to expense as incurred.

     l.  Revenue  Recognition  Policy

     Revenue  is  recognized  upon  shipment  of  goods  to  the  customer.

     m.  Concentrations  of  Risk

     Concentration  of  Cash  in  Excess  of  Federally  Insured  Limits
     -------------------------------------------------------------------

The Company maintains its cash in bank deposit accounts at high credit quality financial institutions. The balances, at times, may exceed federally insured limits.

     Concentration  in  the  Volume  of  Business  Transacted  with a Particular
     ---------------------------------------------------------------------------
Supplier
--------

The Company currently engages the services of only one supplier, which provides 100% of its wood treating and procurement services. Although there are a limited number of manufacturers which provide wood treating and procurement services, management believes that other suppliers could provide these services on comparable terms. A change in suppliers, however, could cause a delay in manufacturing and a possible loss of sales, which would affect operating results adversely.

     Concentration  in  the  Volume  of  Business  Transacted  with a Particular
     ---------------------------------------------------------------------------
Customer
--------

The Company currently has one major customer which accounts for 100% of its revenues. Although the Company is continually negotiating contracts with potential customers, a loss of this customer could greatly affect the operating results of the Company.

     n.  Unaudited  Consolidated  Financial  Statements

The accompanying unaudited consolidated financial statements include all of the adjustments which, in the opinion of management, are necessary for a fair presentation. Such adjustments are of a normal recurring nature.

                            SYNDICATIONNET.COM, INC.
                           (Formerly Life2k.com, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2000 and December 31, 1999


NOTE  2  -     PROPERTY  AND  EQUIPMENT

     Property  and  equipment  consists  of  the  following:


                                    September 30,    December 31,
                                       2000             1999
                                  ---------------  -------------
                                     (Unaudited)
  Office equipment                $        4,550   $       4,550
  Accumulated depreciation                (2,503)         (1,820)
                                  ---------------  --------------

  Net property and equipment      $        2,047   $       2,730
                                  ===============  ==============

Depreciation expense for the nine months ended September 30, 2000 and the year ended December 31, 1999 was $683 and $910, respectively.


NOTE  3  -     ACCRUED  EXPENSES

At September 30, 2000 and December 31, 1999, accrued expenses consist of $19,459 and $22,135, respectively, of interest payable associated with the related party
-  notes  payable  (Note  7).

NOTE  4  -     COMMITMENTS  AND  CONTINGENCIES

On May 18, 1999, the Company entered into an agreement to acquire a reporting United States corporation with audited financial statements showing no material assets or liabilities. The Company agreed to pay $100,000 for its services in regard to the transaction. Payment of this amount is to be made as follows:

$10,000 on execution of the agreement, $30,000 on delivery of offering materials under rules 504 and/or 506, $35,000 on the business combination and $25,000 on the filing of a Form 8-K with the Securities and Exchange Commission. If the Company does not elect to make any offering under rules 504 or 506, then the payment due on the business combination will be $60,000. Through September 30, 2000, the Company had paid $50,000 in connection with the agreement.

NOTE  5  -     PREFERRED  STOCK

The shareholders of the Company have authorized 20,000,000 shares of preferred stock with a par value of $0.0001. The terms of the preferred stock are to be determined when issued by the board of directors of the Company.

                            SYNDICATIONNET.COM, INC.
                           (Formerly Life2k.com, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2000 and December 31, 1999

NOTE  5  -     PREFERRED  STOCK

     Series  A
     ---------

At September 30, 2000 and December 31, 1999, there were zero and 60,000 shares of Series A preferred stock issued and outstanding, respectively. On January 1, 2000, the 60,000 Series A preferred shares were converted into the shares of the Company's voting common stock.

NOTE  6  -     STOCK  TRANSACTIONS

On October 1, 1999, the Company issued 12,500 shares of its common stock for $12,500 cash consideration.

On January 1, 2000, the Company converted 60,000 shares of Series A preferred stock into voting common stock on a one-for-one basis.

On March 21, 2000, the Company issued 84,000 shares of its common stock at $0.50 per share for $15,000 cash consideration and services valued at $27,000.

Through March 4, 2000, the Company issued 120,000 shares of its common stock at $1.00 per share for services valued at $120,000.

On June 7, 2000, the Company issued 31,750 shares of its common stock for the conversion of $31,250 of debt.

From January 1, 2000, through September 30, 2000, the Company issued 332,500 shares of common stock at an average price of $0.76 per share for $252,501 cash consideration.

NOTE  7  -     NOTES  PAYABLE  -  RELATED  PARTY

     Notes  payable  to  related  parties  consisted  of  the  following:



                                                      September 30,    December 31,
                                                          2000             1999
                                                     ---------------  --------------
                                                      (Unaudited)
Note payable to a shareholder, due on demand,
   plus interest at 12% per annum, unsecured.        $      105,000   $     105,000

  Note payable to a shareholder, due on
   December 23, 1999, with interest in a flat
   sum amount of $6,250, unsecured.                               -          25,000

  Note payable to a shareholder, due on January 7,
   2000, with interest in a flat sum amount of
   $6,250, unsecured.                                             -          25,000
                                                     ---------------  --------------

  Total notes payable to related parties                    105,000         155,000

  Less: Current Portion                                    (105,000)       (155,000)
                                                     ---------------  --------------

  Long-Term Notes Payable to Related Parties         $            -   $           -
                                                     ===============  ==============

                            SYNDICATIONNET.COM, INC.
                           (Formerly Life2k.com, Inc.)
                 Notes to the Consolidated Financial Statements
                    September 30, 2000 and December 31, 1999


NOTE  8  -     GOING  CONCERN

The Company's consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has historically incurred significant losses which have resulted in an accumulated deficit of $1,062,602 at September 30, 2000 which raises substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might result from the outcome of this uncertainty.

NOTE  9  -     SUBSEQUENT  EVENT

On October 13, 2000, the Company entered into an Agreement and Plan of Merger, whereby Life2k.com, Inc. was acquired by Generation Acquisition Corporation, a public reporting company, as a wholly-owned subsidiary. Subsequently, Life2k.com, Inc. was merged with and into Generation Acquisition Corporation which simultaneously changed its name to Syndicationnet.com, Inc.

                            SYNDICATIONNET.COM, INC.

                   CONSOLIDATED PROFORMA FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2000

                                 C O N T E N T S


Consolidated  Proforma  Balance  Sheet                 3

Consolidated  Proforma  Statement  of  Operations      5

Statement  of  Assumptions  and  Disclosures           6

                            SYNDICATIONNET.COM, INC.
                      Consolidated Proforma Balance Sheet
                               September 30, 2000
                                  (Unaudited)



                                    ASSETS
                                    ------

                                                          Proforma
                                            Generation   Adjustments
                            Syndicationnet  Acquisition    Increase      Proforma
                              .com, Inc.    Corporation   (Decrease)    Consolidated
                             ------------  ------------  -----------  --------------
CURRENT ASSETS
  Cash and cash equivalents  $    32,770   $        500  $         -  $      33,270
  Accounts receivable            550,921              -            -        550,921
                             ------------  ------------  -----------  --------------

    Total Current Assets         583,691            500            -        584,191
                             ------------  ------------  -----------  --------------

FIXED ASSETS

  Office equipment                 4,550              -            -          4,550
  Accumulated depreciation        (2,503)             -            -         (2,503)
                             ------------  ------------  -----------  --------------

    Total Fixed Assets             2,047              -            -          2,047
                             ------------  ------------  -----------  --------------

    TOTAL ASSETS             $   585,738   $        500  $         -  $     586,238
                             ============  ============  ===========  ==============

                  See Summary of Assumptions and Disclosures.

                            SYNDICATIONNET.COM, INC.
                Consolidated Proforma Balance Sheet (Continued)
                               September 30, 2000
                                  (Unaudited)



LIABILITIES  AND  STOCKHOLDERS'  EQUITY  (DEFICIT)
--------------------------------------------------

                                                                 Proforma
                                                  Generation    Adjustments
                                 Syndicationnet  Acquisition    Increase        Proforma
                                    .com, Inc.    Corporation   (Decrease)    Consolidated
                                   ------------  -------------  -----------  --------------
CURRENT LIABILITIES
  Accounts payable                 $   812,440   $          -   $        -   $     812,440
  Accrued expenses                      19,459              -            -          19,459
  Notes payable - related party        105,000              -            -         105,000
                                   ------------  -------------  -----------  --------------

    Total Current Liabilities          936,899              -            -         936,899
                                   ------------  -------------  -----------  --------------

STOCKHOLDERS' EQUITY (DEFICIT)

  Preferred stock: 20,000,000
   shares authorized of $0.0001
   par value, zero shares issued
   and outstanding                           -              -            -               -
  Common stock: 120,000,000
   shares authorized of $0.0001
   par value, 10,656,750 shares
   issued and outstanding                1,715            500       (1,149)          1,066
  Additional paid-in capital           709,726            535          614         710,875
  Accumulated deficit               (1,062,602)          (535)         535      (1,062,602)
                                   ------------  -------------  -----------  --------------

    Total Stockholders' Equity
     (Deficit)                        (351,161)           500            -        (350,661)
                                   ------------  -------------  -----------  --------------

    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY
      (DEFICIT)                    $   585,738   $        500   $        -   $     586,238
                                   ============  =============  ===========  ==============

                  See Summary of Assumptions and Disclosures.

                            SYNDICATIONNET.COM, INC.
                  Consolidated Proforma Statement of Operations
                  For the Nine Months Ended September 30, 2000
                                  (Unaudited)



                                                               Proforma
                                                Generation    Adjustments
                                Syndicationnet  Acquisition   Increase       Proforma
                                   .com, Inc.   Corporation   (Decrease)    Consolidated
                                  ------------  ------------  -----------  --------------
NET SALES                         $ 5,484,273   $          -  $         -  $   5,484,273

COST OF SALES                       5,448,258              -            -      5,448,258
                                  ------------  ------------  -----------  --------------

GROSS MARGIN                           36,015              -            -         36,015
                                  ------------  ------------  -----------  --------------

OPERATING EXPENSES

  Depreciation                            683              -            -            683
  General and administrative          356,046              -            -        356,046
                                  ------------  ------------  -----------  --------------

    Total Operating Expenses          356,729              -            -        356,729
                                  ------------  ------------  -----------  --------------

LOSS FROM OPERATIONS                 (320,714)             -            -       (320,714)
                                  ------------  ------------  -----------  --------------

OTHER INCOME (EXPENSE)

  Interest expense                     (9,824)             -            -         (9,824)
                                  ------------  ------------  -----------  --------------

    Total Other Income (Expense)       (9,824)             -            -         (9,824)
                                  ------------  ------------  -----------  --------------

NET LOSS                          $  (330,538)  $          -  $         -  $    (330,538)
                                  ============  ============  ===========  ==============

                  See Summary of Assumptions and Disclosures.

                            SYNDICATIONNET.COM, INC.
                     Summary of Assumptions and Disclosure

NOTE  1  -     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     a.  Business  Organization

The accompanying proforma financial statements are prepared to present the acquisition of Syndicationnet.com, Inc. (formerly Life2K.com, Inc.) by Generation Acquisition Corporation to aid the user in understanding the acquisition. The proforma balance sheet is presented as though the acquisition took place on September 30, 2000 and the statement of operations as though the acquisition took place January 1, 2000.

The financial statements presented are those of Syndicationnet.com, Inc. (formerly Life2k.com, Inc.) and its wholly-owned subsidiary, Kemper Pressure Treated Forest Products, Inc. (Kemper). Collectively, they are referred to herein as the "Company". Life2K was incorporated under the name of Algonquin Acquisition Corporation on March 22, 1999 under the laws of the State of Delaware to engage in any lawful act or activity. Effective August 16, 1999, Life2K issued 16,200,000 shares of its common stock and 60,000 shares of its preferred stock in exchange for the issued and outstanding stock of Kemper.

Kemper was incorporated on December 28, 1987 under the state laws of Mississippi. Kemper was organized to procure, buy, sell and harvest forest products for treating poles, conventional lumber and wood products, a well as preserve and treat wood and forest products for sale in wholesale and retail markets.

On October 9, 1997, Kemper entered into an asset purchase agreement and lease assignment under which it conditionally sold all of its assets as well as reassigned its lease related to its manufacturing enterprise. From that time, Kemper has acted as a retail broker, having eliminated virtually all of its manufacturing capacity.

At the time of the acquisition of Kemper, Life2K was essentially inactive, with no operations and minimal assets. Additionally, the exchange of Life2K's common stock for the common stock of Kemper resulted in the former stockholders of Kemper obtaining control of Life2K. Accordingly, Kemper became the continuing entity for accounting purposes, and the transaction was accounted for as a recapitalization of Kemper with no adjustment to the basis of Kemper's assets acquired or liabilities assumed. For legal purposes, Life2K was the surviving entity.

Generation Acquisition Corporation was incorporated in Delaware on March 24, 1999 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. At September 30, 2000, the Company had not yet commenced any formal business operations, and in accordance with SFAS #7, was considered a development stage company.

                            SYNDICATIONNET.COM, INC.
                     Summary of Assumptions and Disclosures


NOTE  1  -     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (Continued)

     b.  Proforma  Adjustments

The proforma financial statements have been prepared as though the acquisition of Syndicationnet.com, Inc. (formerly Life2K.com, Inc.) by Generation Acquisition Corporation occurred on January 1, 2000.

     1)     Additional  paid-in  capital     $     614
            Common  stock                       (1,149)
            Accumulated  deficit                   535
                                             -----------
                                             $      -
                                             ===========

To record the acquisition of Syndicationnet.com, Inc. (formerly Life2K.com, Inc.) through the issuance of 10,406,750 shares of common stock. In addition, to record the cancellation of 4,750,000 shares of Generation Acquisition Corporation that were previously outstanding.